UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2022

Oaktree Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39526	98-1551592
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue

28th Floor

Los Angeles, CA 90071

(Address of Principal Executive Offices, and Zip Code)

(213) 830-6300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	OACB.U	New York Stock Exchange
Class A ordinary shares included as part of the units	OACB	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OACB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously announced, on December 7, 2021 (the “Effective Date”), Oaktree Acquisition Corp. II, a Cayman Islands exempted company (“OACB”), entered into a definitive business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among OACB, Alvotech Holdings S.A., a public limited liability company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Company Register (Registre de Commerce et des Sociétés, Luxembourg) under number B229193 (“Alvotech”) and Alvotech Lux Holdings S.A.S., a simplified joint stock company (société par actions simplifiée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Company Register (Registre de Commerce et des Sociétés, Luxembourg) under number B258884 (“TopCo”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

As previously announced in connection with the signing of the Business Combination Agreement, OACB and TopCo entered into subscription agreements (the “PIPE Subscription Agreements”) with certain U.S.-based institutional and accredited investors and non-U.S. persons (collectively, the “Initial PIPE Investors”). Pursuant to the PIPE Subscription Agreements, the Initial PIPE Investors agreed to subscribe for and purchase, and OACB and TopCo agreed to issue and sell to such investors, on the closing date, an aggregate of 15,393,000 ordinary shares of TopCo (the “Initial Shares”) for a purchase price of $10.00 per share, for aggregate gross proceeds of $153,930,000 (the “Initial PIPE Financing”).

On January 18, 2022, OACB and TopCo entered into subscription agreements (the “Additional Subscription Agreements” and, together with the PIPE Subscription Agreements, the “Subscription Agreements”) with Artica Finance, Arion Bank and Landsbankinn, each of which were also Initial PIPE Investors (the “Additional Subscribers”, and together with the Initial PIPE Investors, the “PIPE Investors”), pursuant to which the Additional Subscribers agreed to subscribe for and purchase, and OACB and TopCo agreed to issue and sell to the Additional Subscribers, on the closing date, an aggregate of 2,100,000 ordinary shares of TopCo (together with the Initial Shares, the “PIPE Shares”), for a purchase price of $10.00 per share, for aggregate gross proceeds of $21,000,000 (the “Additional PIPE Financing” and, together with the Initial PIPE Financing, the “PIPE Financing”).

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that TopCo will grant the PIPE Investors in the PIPE Financing certain customary registration rights.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the Additional Subscription Agreements, a form of which is attached as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The ordinary shares of TopCo to be issued in connection with the PIPE Financing have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 8.01	Other Events.

On January 18, 2022, Alvotech issued a press release announcing the Additional PIPE Financing. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Notwithstanding the foregoing, information contained on Alvotech’s website and the websites of any of its affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report.

Additional Information

In connection with the proposed business combination (the “Business Combination”) between OACB and Alvotech, OACB and Alvotech have filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 (the “Registration Statement”) containing a preliminary proxy statement of OACB and a preliminary prospectus of Alvotech Lux Holdings S.A.S., and after the Registration Statement is declared effective, OACB will mail a definitive proxy statement/prospectus related to the proposed Business Combination to its shareholders. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. OACB’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Alvotech, OACB and the proposed Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of OACB as of a record date to be established for voting on the proposed Business Combination. Shareholders of OACB will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: OACB, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

Participants in the Solicitation

OACB and Alvotech and its directors and executive officers may be deemed participants in the solicitation of proxies from OACB’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in OACB is contained in OACB’s annual report on Form 10-K/A for the fiscal year ended December 31, 2020 (as amended December 13, 2021), which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to OACB, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

Alvotech Lux Holdings S.A.S and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of OACB in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

Forward-Looking Statement

Certain statements in this communication may be considered “forward-looking statements.” Forward-looking statements generally relate to future events or the future financial operating performance of OACB or Alvotech. For example, the Alvotech’s expectations regarding future growth, results of operations, performance, future capital and other expenditures including the development of critical infrastructure for the global healthcare markets, competitive advantages, business prospects and opportunities including pipeline product development, future plans and intentions, results, level of activities, performance, goals or achievements or other future events In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by OACB and its management, and Alvotech and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond OACB’s and Alvotech’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against OACB, the combined company or others following this announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of OACB, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Alvotech as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Alvotech or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) Alvotech’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in OACB’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020 (as amended May 19, 2021) or in other documents filed by OACB with the SEC. There may be additional risks that neither OACB nor Alvotech presently know or that OACB and Alvotech currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither OACB nor Alvotech undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this communication. Alvotech and OACB disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this communication and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold Alvotech, OACB or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this communication, the information contained in this communication, or the omission of any information from this communication.

No Offer

This communication is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit No.	Description

10.1	Form of Additional Subscription Agreement.

99.1	Press Release, dated January 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE ACQUISITION CORP. II

Date: January 18, 2022	By:	/s/ Zaid Pardesi
Name: Zaid Pardesi
Title: Chief Financial Officer and Head of M&A

6